NEW ENGLAND FUNDS TRUST I
                        NEW ENGLAND FUNDS TRUST II

Supplement dated October 26, 1995 to New England Bond Funds Prospectus and
      New England Strategic Income Fund Prospectus dated May 1, 1995

The following paragraphs are added to the section of the Prospectuses captioned "Fund Management" for New England Government Securities Fund, New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund, New England Strategic Income Fund, New England Bond Income Fund, New England High Income Fund and New England Tax Exempt Income Fund (the "Funds"):

     The investment adviser of each Fund and the subadviser of New England Strategic Income Fund are wholly-owned subsidiaries of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

     The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing investment advisory agreements relating to the Funds and the subadvisory agreement relating to New England Strategic Income Fund. Under the Act, such an "assignment" will result in the automatic termination of the investment advisory agreements and the New England Strategic Income Fund subadvisory agreement, effective at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve new investment advisory agreements and subadvisory agreements, intended to take effect at the time of the merger. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

     Investment checks should be made payable to New England Funds.

     New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

     New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

The following financial information supplements the Prospectuses of New England Strategic Income Fund:

    The Financial Highlights presented below are for a Class A, B and C share of New England Strategic Income Fund outstanding throughout the indicated period.

                                          May 1, 1995(a) through
                                            September 30, 1995
                                     Class A    Class B     Class C
                                     Shares     Shares      Shares
Net asset value, beginning of          $12.50     $12.50      $12.50
period

Income from investment operations
Net investment income                   0.46       0.42        0.41
Net gains or losses on investments
(both realized and unrealized)          0.04       0.04        0.04

Total income from investment            0.50       0.46        0.45
operations

Less distributions
Distributions (from net investment     (0.48)     (0.44)      (0.43)
income)

Total distributions                    (0.48)     (0.44)      (0.43)

Net asset value, end of period         $12.52     $12.52      $12.52

Total return (%)                      4.08(b)     3.76(b)    3.69(b)

Ratios/Supplemental data
Net assets, end of period (000)       $29,417     $28,428    $10,575

Ratio of operating expenses to        1.04(c)     1.79(c)    1.79(c)
average net assets (%) (d)

Ratio of net investment income to     7.87(c)     7.12(c)    7.12(c)
average net assets (%)

Portfolio turnover rate (%)            16(c)       16(c)      16(c)

(a)  Commencement of operations.
(b)  Not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The ratio of operating expenses to average net assets (computed on an annualized basis) without giving effect to the voluntary expense limitations in effect from May 1, 1995 through September 30, 1995 would have been 1.69%, 2.44% and 2.44% for Class A, B and C shares, respectively.

                                                                 SP33-1095